Commitments and Contingencies (Details)	12 Months Ended
Dec. 31, 2021 USD ($) shares
Commitments and Contingencies (Details) [Line Items]
Underwriting agreement, description	the underwriters were entitled to an underwriting discount of $0.20 per Unit on 31,740,000 Units, or approximately $6.3 million, paid upon the closing of the Initial Public Offering. An additional fee of $0.35 per Unit, or approximately $12.1 million in the aggregate
Over-Allotment Option [Member]
Commitments and Contingencies (Details) [Line Items]
Purchase additional units (in Shares)	4,500,000
Anchor Investors [Member]
Commitments and Contingencies (Details) [Line Items]
Deferred underwriting commission (in Dollars) | $	$ 2,760,000
Units sold	2,405,700